UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K /A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 2, 2007

WGNB CORP.
(Exact name of registrant as specified in its charter)

Georgia	000-30805	58-1640130
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

201 Maple Street, P.O Box 280, Carrolton, Georgia 30112
(Address of principal executive offices)

Registrant's telephone number, including area code: (770) 832-3557

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A of WGNB Corp., a Georgia corporation (the “Company”) constitutes Amendment No. 1 to the Company’s Current Report on Form 8-K (the “Original 8-K”) which was filed with the Securities and Exchange Commission on July 6, 2007 in connection with a certain acquisition by the Company. The Original 8-K did not include the financial statements and pro forma financial information of the business acquired. This Amendment No. 1 is filed to provide the financial statements of business acquired required by Item 9.01(a) and pro forma financial information required by Item 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

Filed herewith.

(b) Pro Forma Financial Information

Filed herewith.

(d) Exhibits

23	Consent of Porter Keadle Moore, LLP

99.1	Interim Financial Statements of First Haralson Corporation and subsidiaries for the three and six months ended June 30, 2007

99.2	Audited Financial Statements of First Haralson Corporation and subsidiaries for the years ended December 31, 2006, 2005 and 2004 with report of independent certified public accountants

99.3	Pro forma financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WGNB CORP.

Dated: September 14, 2007	By:	/s/ Steven J. Haack
Name: Steven J. Haack Title: Treasurer (Principal Financial Officer)